UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2023

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: (646) 240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an obligation Under an Off-Balance Sheet Arrangement of a Registrant

On August 16, 2023, Safe & Green Holdings Corp.’s (the “Company”) subsidiary, Safe and Green Development Corporation (“SG DevCo”), secured an additional $500,000 in bridge funding from BCV S&G DevCorp (“BCV S&G”), a Luxembourg-based specialized investment fund under a Loan Agreement, dated as of June 16, 2023, between SG DevCo and BCV S&G DevCorp. (the “BCV Loan Agreement”). The loan provided bears interest at 14% per annum and matures on December 1, 2024. The loan may be repaid by SG DevCo at any anytime following the twelve-month anniversary of its issue date. The loan is secured by 19.99% of the shares of SG DevCo’s common stock (the “Pledged Shares”), which were pledged by the Company pursuant to an escrow agreement (the “Escrow Agreement”) with American Stock Transfer & Trust Company, LLC, SG DevCo’s transfer agent. The BCV Loan Agreement further provides that if SG DevCo’s shares of common stock are not listed on The Nasdaq Stock Market on before August 30, 2023 or if following such listing the total market value of the Pledged Shares falls below twice the face value of the loan, the loan will be further secured by SG DevCo’s St. Mary’s industrial site, consisting of 29.66 acres and a proposed manufacturing facility in St. Mary’s, Georgia.

The foregoing descriptions of the BCV Loan Agreement and Escrow Agreement are qualified in their entirety by reference to the full text of the BCV Loan Agreement and Escrow Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein in their entirety by reference.

Item 7.01.  Regulation FD Disclosure.

On August 16, 2023, the Company issued a press release regarding the matters discussed in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1.

The exhibit is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either of them be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

10.1	Loan Agreement, dated as of June 16, 2023, between Registrant and BCV S&G DevCorp. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on June 29, 2023 (File No. 001-38037)
10.2	Escrow Agreement, dated as of June 21, 2023, among Registrant, Bridgeline Capital Partners S.A., acting on behalf BCV S&G DevCorp, and American Stock Transfer & Trust Company, LLC, as Escrow Agent (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on June 29, 2023 (File No. 001-38037)
99.1	Press Release issued by Safe & Green Holdings Corp. on August 16, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

-2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: August 17, 2023	By:	/s/ Paul Galvin
Name: Paul Galvin
Title: Chairman and Chief Executive Officer

-3